UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement

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☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to § 240.14a-12

El Pollo Loco Holdings, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V72308-P29087 EL POLLO LOCO HOLDINGS, INC. 2025 Annual Meeting Vote by May 28, 2025 11:59 PM ET You invested in EL POLLO LOCO HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 29, 2025. Vote Virtually at the Meeting* May 29, 2025 1:00 PM PT Virtually at: www.virtualshareholdermeeting.com/LOCO2025 Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 15, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. EL POLLO LOCO HOLDINGS, INC. 3535 HARBOR BLVD., SUITE 100 COSTA MESA, CA 92626

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V72309-P29087 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors For Nominees: 01) William Floyd 02) Douglas Babb 03) Nancy Faginas-Cody 2. Ratification of the Appointment of BDO USA, P.C. as our Independent Registered Public Accounting Firm for 2025. For 3. Approval, on an Advisory (Non-Binding) Basis, of the Compensation of our Named Executive Officers. For 4. Approval of Amendment to our Equity Incentive Plan, including an increase to the number of shares of Common Stock reserved for issuance thereunder. For 5. Approval of Amendment of our Amended and Restated Certificate of Incorporation to declassify the Board of Directors of the Company. For 6. Approval of Amendment of our Amended and Restated Certificate of Incorporation to eliminate supermajority voting requirements. For Note: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof.